EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AVALON HOLDING GROUP, INC. (the "Company") on Form 10-Q for the period ended April 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phillip Jennings, President, principal executive officer, Secretary, Treasurer, principal financial officer and principal accounting officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 12, 2012

 By:       /s/ Phillip Jennings
 Name:  Phillip Jennings
 Title:    President, principal executive officer, Secretary, Treasurer, principal financial officer and principal accounting officer